UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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INVESCO VAN KAMPEN EXCHANGE FUND
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INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership
1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF PARTNERS
To Be Held August 2, 2013

Notice is hereby given to the Partners of the Invesco Van Kampen Exchange Fund, a California limited partnership (the “Fund”), that the Annual Meeting of Partners (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 2, 2013 at 2:00 p.m. Eastern Time for the following purposes:

1.	To elect eight Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

2. To change the Fund’s name to “Invesco Exchange Fund.”

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of record at the close of business on June 5, 2013 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement.

•	FOR the change of the Fund’s name to “Invesco Exchange Fund.”

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

By Order of the Managing General Partners

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer
June 18, 2013

PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

VK-EXCH-PXY-1

INVESCO VAN KAMPEN EXCHANGE FUND

A California Limited Partnership
1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

PROXY STATEMENT
FOR
ANNUAL MEETING OF PARTNERS
To be Held August 2, 2013

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Managing General Partners of Invesco Van Kampen Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at the Annual Meeting of Partners, and all adjournments thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 2, 2013 at 2:00 p.m. Eastern Time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 25, 2013.

Participating in the Meeting are holders of units of partnership interest (collectively, the “Shares”) of the Fund. The purpose of the Meeting is to permit the holders of the Fund’s Shares to (1) elect eight Managing General Partners and (2) change the Fund’s name to “Invesco Exchange Fund.”

The Managing General Partners have fixed the close of business on June 5, 2013 as the record date (the “Record Date”) for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

The Fund will furnish, without charge, a copy of its most recent annual report to any Partner upon request. Any such request should be directed to the Fund by calling 1-800-341-2929 Option 2 or by writing to the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

At the close of business on the Record Date, there were issued and outstanding 128,255.05 Shares of the Fund.

Voting at the Meeting

Proposal 1

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the nominees for Managing General Partner of the Fund listed in the Proxy Statement.

Proposal 2

Changing the Fund’s name to “Invesco Exchange Fund” requires the vote of the lesser of (i) a majority of the outstanding Shares, or (ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present.

The Managing General Partners recommend that you cast your vote “FOR” the change of the Fund’s name to “Invesco Exchange Fund.”

General Information about Voting at the Meeting

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “For” the proposal as to which they are entitled to be voted. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction and the nominee does not exercise discretionary authority (a so-called “broker non-vote”), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Managing General Partners, abstentions and broker non-votes are disregarded since only votes “For” are considered in determining those persons receiving the highest number of votes “For.” With respect to Proposal 2, abstentions and broker non-votes will have the effect of a vote against the proposal. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by recording later dated voting instructions via the internet or automated telephone or by attending the Meeting and voting in person.

The Fund knows of no business other than the election of Managing General Partners and the change of the Fund’s name that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Investment Adviser

Invesco Advisers, Inc. serves as investment adviser to the Fund (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;
Invesco Asset Management Ltd.;
Invesco Asset Management (Japan) Limited;
Invesco Australia Limited;
Invesco Hong Kong Limited;
Invesco Senior Secured Management, Inc.; and
Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.

Other Service Providers

The Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS

Nomination of Managing General Partners

Eight Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. At the time of his/her election, each Managing General Partner was required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

Information Regarding Managing General Partners

The business and affairs of the Fund are managed under the direction of the Fund’s Managing General Partners. The tables below list the incumbent Managing General Partners, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. Managing General Partners serve one year terms or until their successors are duly elected and qualified. The Fund currently has eight Managing General Partners. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

The term “Fund Complex” includes each of the registered investment companies advised by the Adviser as of the date of this Proxy Statement. As of the date of this Proxy Statement, there were 136 funds in the Fund Complex.

The address of each Managing General Partner is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Independent Managing General Partners:

				Number of
				Funds in
				Fund Complex
Name and Year of		Term of Office		Overseen
Birth of Managing	Position(s)	and Length of	Principal Occupation(s)	by Managing	Other Directorships Held by Managing General Partner
General Partner	Held with Fund	Time Served	During the Past Five Years	General Partner	During the Past Five Years

David C. Arch (1945)	Managing General Partner	Managing General Partner since 1998	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (1938)	Managing General Partner	Managing General Partner since 2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

				Number of
				Funds in
				Fund Complex
Name and Year of		Term of Office		Overseen
Birth of Managing	Position(s)	and Length of	Principal Occupation(s)	by Managing	Other Directorships Held by Managing General Partner
General Partner	Held with Fund	Time Served	During the Past Five Years	General Partner	During the Past Five Years

Linda Hutton Heagy (1948)	Managing General Partner	Managing General Partner since 2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations in the U.S. including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at PriceWaterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (1952)	Managing General Partner	Managing General Partner since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures.

Hugo F. Sonnenschein (1940)	Managing General Partner	Managing General Partner since 1998	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Formerly, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Number of
Funds in
Fund Complex
Name and Year of		Term of Office		Overseen
Birth of Managing	Position(s)	and Length of	Principal Occupation(s)	by Managing	Other Directorships Held by Managing General Partner
General Partner	Held with Fund	Time Served	During the Past Five Years	General Partner	During the Past Five Years

Suzanne H. Woolsey, Ph.D. (1941)	Managing General Partner	Managing General Partner since 2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Managing General Partners:

				Number of
				Funds in
				Fund Complex
Name and Year of		Term of Office		Overseen
Birth of Managing	Position(s)	and Length of		by Managing
General Partner	Held with Fund	Time Served	Principal Occupation(s) During the Past Five Years	General Partner	Other Directorships Held by Managing General Partner During the Past Five Years

Colin D. Meadows(1) (1971)	Managing General Partner; President and Principal Executive Officer	Managing General Partner since 2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Senior Managing Director and Chief Administration Officer of Invesco Ltd. since 2007. Director and Vice Chairman, INVESCO National Trust Company. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	13	None.
Wayne W. Whalen(2) (1939)	Managing General Partner	Managing General Partner since 1998	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

(1)	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of funds in the Fund Complex because he is an officer of the Adviser.

(2)	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of funds in the Fund Complex because his firm currently provides legal services as legal counsel to such funds in the Fund Complex.

Board of Managing General Partners Qualifications, Diversity and Leadership Structure

The Board of Managing General Partners (the “Board”) seeks to provide partners with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal: protecting and promoting Partners’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board. The objective is to bring varied backgrounds, experience and skills reflective of the wide range of the Partner base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote Partners’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspectives that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which from year-to-year includes, among other things, all or some of evaluating the

Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance.

The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual Managing General Partner or the qualifications of the Managing General Partners as a group. After considering all factors together, including each Managing General Partner’s background, experience and skills summarized below, the Board believes that each Managing General Partner is qualified to serve as a Managing General Partner of the Fund.

Independent Managing General Partners

David C. Arch.  Mr. Arch has been a member of the Board since 1998. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Jerry D. Choate.  Mr. Choate has been a member of the Board since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Linda Hutton Heagy.  Ms. Heagy has been a member of the Board since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of banks and trust companies and as a member of the board of several organizations, her service as a Managing General Partner of the Fund and her experience serving as a director of other investment companies benefits the Fund.

R. Craig Kennedy.  Mr. Kennedy has been a member of the Board since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Managing General Partner of the Fund and his experience serving as a director of other investment companies benefits the Fund.

Hugo F. Sonnenschein.  Mr. Sonnenschein has been a member of the Board since 1998. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Suzanne H. Woolsey.  Ms. Woolsey has been a member of the Board since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Managing General Partner of the Fund and her experience as a director of other investment companies benefits the Fund.

Interested Managing General Partners

Colin D. Meadows.  Mr. Meadows has been a member of the Board since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Fund.

Wayne W. Whalen.  Mr. Whalen has been a member of the Board since 1998. The Board believes that Mr. Whalen’s legal experience, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

For more information about the backgrounds, experience, and skills of each Managing General Partner, see the individual biographies above.

The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by “Independent Managing General Partners”, which is defined for purposes herein as trustees who are not “interested persons” of the Fund as defined by the 1940 Act, and an Independent Managing General Partner as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Fund. The Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Fund for the reason described above in footnote 2 to the Managing General Partner biographies. The Board, including the Independent Managing General Partners, periodically reviews the Board’s leadership structure for the Fund, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Fund. In considering the chairman position, the Board has considered and/or reviewed (i) the Fund’s organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Managing General Partners and/or appointing an independent lead Managing General Partner), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Fund’s audit committee of Fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Managing General Partners have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

Management of the Fund seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for the Fund is attractive long-term performance consistent with the objectives and investment policies and risks of the Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Fund are the Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer, and the various support functions (i.e. the custodian, the Fund’s accountants (internal and external), and legal counsel). While the Fund is subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., the Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of the Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, the Adviser’s compliance group, the Fund’s chief compliance officer and reports from the Fund’s support functions.

Compensation of Managing General Partners

The compensation of Managing General Partners and executive officers that are affiliated persons (as defined in the 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Managing General Partners an annual retainer and meeting fees for services to the Fund.

Each Managing General Partner has served as a member of the Fund’s Board of Managing General Partners since the year of such Managing General Partner’s appointment or election as set forth in the table under the heading “Information Regarding Managing General Partners.”

Additional information regarding compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund’s most recently completed fiscal year ended December 31, 2012.

			Number of
		Total	Portfolios in Fund
	Aggregate	Compensation	Complex Overseen
	Compensation	from	by Managing
Name(1)	from the Fund	Fund Complex	General Partner

Independent Managing General Partners
David C. Arch	$1,192	$406,250	136
Jerry D. Choate	1,192	86,000	13
Linda Hutton Heagy	1,192	86,000	13
R. Craig Kennedy	1,192	86,000	13
Hugo F. Sonnenschein	1,192	426,700	136
Suzanne H. Woolsey	1,192	86,000	13
Interested Managing General Partners
Colin D. Meadows	None	None	13
Wayne W. Whalen	1,192	393,000	136

(1)	The amounts shown in this table reflect the compensation from the Fund and the aggregate compensation from operating funds in the Fund Complex to each Managing General Partner during the Fund’s fiscal year ended December 31, 2012. The Fund does not accrue or pay retirement or pension benefits to Managing General Partners as of the date of this proxy statement.

Fund Share Ownership by Managing General Partners

As of December 31, 2012, each Managing General Partner of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by such Managing General Partner in the dollar range amounts specified below:

			Aggregate Dollar
			Range of Equity
			Securities of all Funds
			Overseen by the
		Dollar Range of	Managing General
		Equity Securities	Partner in the
Name	Amount of Shares	in the Fund	Fund Complex

Independent Managing General Partners
David C. Arch	25.864	$10,001 - $50,000	Over $100,000
Jerry D. Choate	20.707	$1 - $10,000	Over $100,000
Linda Hutton Heagy	20.707	$1 - $10,000	$50,001 - $100,000
R. Craig Kennedy	20.707	$1 - $10,000	$10,001 - $50,000
Hugo F. Sonnenschein	25.864	$10,001 - $50,000	Over $100,000
Suzanne H. Woolsey	20.707	$1 - $10,000	$10,001 - $50,000
Interested Managing General Partners
Colin D. Meadows	14.752	$1 - $10,000	$1 - $10,000
Wayne W. Whalen	25.864	$10,001 - $50,000	Over $100,000

As of December 31, 2012, the officers and Managing General Partners owned less than 1% of the outstanding Shares of the Fund.

Board Committees and Meetings

The Fund’s Board of Managing General Partners has two standing committees (an audit committee and a governance committee). Each committee is comprised solely of Independent Managing General Partners.

The Board’s audit committee consists of Messrs. Choate and Kennedy (Chair) and Ms. Heagy. In addition to being Independent Managing General Partners as defined above, each of these Managing General Partners also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange listing standards. The audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls. The Board has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The Fund’s audit committee charter is available at www.invesco.com/us.

The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 114 (Auditor’s Communications with those charged with Governance). The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of the Fund that the Fund’s audited financial statements be included in the Fund’s annual report to Partners for the most recent fiscal year for filing with the Securities Exchange Commission (“SEC”). Each member of the Fund’s audit committee is deemed an audit committee financial expert.

The Board’s governance committee consists of Messrs. Arch, Sonnenschein and Ms. Woolsey (Chair), each an Independent Managing General Partner. The governance committee identifies individuals qualified to serve as Independent Managing General Partners on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Fund’s governance committee charter, which includes the Fund’s nominating policies, is available at www.invesco.com/us. The Independent Managing General Partners of the Fund select and nominate Independent Managing General Partner nominees for the Fund. While the Independent Managing General Partners of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Managing General Partners as they deem appropriate, they will consider nominations from Partners to the Board. Nominations from Partners should be in writing and sent to the Independent Managing General Partners as described below.

During the Fund’s last fiscal year, the Board held six meetings. During the Fund’s last fiscal year, the audit committee of the Board held six meetings and the governance committee held five meetings. During the Fund’s last fiscal year, each Managing General Partner during the period such Managing General Partner served as such attended at least 75% of the meetings of the Board of Managing General Partners and committee meetings thereof of which such Managing General Partner was a member. It is the Fund’s policy to invite Managing General Partners to attend annual shareholders’ meetings.

Partner Communications

Partners may send communications to the Fund’s Board of Managing General Partners. Partners should send communications intended for the Board by addressing the communication directly to the Board (or individual Managing General Partners) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Managing General Partners) and by sending the communication to either the Fund’s office or directly to such Managing General Partners(s) at the address specified for such Managing General Partner above. Other Partner communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Partner Approval

With respect to Proposal 1, the affirmative vote of a plurality of the Shares present at the Meeting in person or by proxy is required to elect each nominee for Managing General Partner.

THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE “FOR ALL”
OF THE NOMINEES FOR MANAGING GENERAL PARTNER OF THE FUND LISTED IN THE
PROXY STATEMENT.

PROPOSAL 2: NAME CHANGE OF THE FUND

On June 1, 2010, Invesco Ltd., the Adviser’s parent company, acquired Morgan Stanley’s retail asset management business including Van Kampen Investments. At the 2011 Annual Meeting of Partners, Partners ratified changing the name of the Fund to “Invesco Van Kampen Exchange Fund.” Management of the Fund has now recommended renaming the Fund the “Invesco Exchange Fund” in order to stream line and coordinate the Fund’s name with other product offerings in the Fund Complex.

Pursuant to Section 9.3 of the Fund’s Limited Partnership Agreement, approval is sought from the Partners of the Fund to change the Fund’s name. Upon approval, the Fund’s Limited Partnership Agreement will be amended pursuant to Section 12.2 of the Agreement to reflect the name change.

Partner Approval

Changing the Fund’s name to “Invesco Exchange Fund” requires the vote of the lesser of (i) a majority of the outstanding Shares, or (ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present.

THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE “FOR”
CHANGING THE FUND’S NAME TO “INVESCO EXCHANGE FUND.”

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth
and Position(s) Held	Principal Occupation(s)
with the Fund	During the Past Five Years

John M. Zerr (1962) Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris (1964) Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley (1960) Vice President	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and Invesco Management S.A.; Chairman, Invesco Senior Secured Management, Inc.; Director and President, INVESCO Asset Management (Bermuda) Ltd; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom (1969) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and Power Shares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.

Valinda Arnett-Patton (1959) Chief Compliance Officer	Chief Compliance Officer, Invesco Funds (Chicago).
Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

Partner Information

As of the Record Date, no person was known by the Fund to own beneficially 5% or more of the Fund’s outstanding Shares except as follows:

	Amount of	Approximate
Name and Address	Ownership as of	Percentage
of Holder	June 5, 2013	of Ownership

Comerica Bank Cust. P.O. Box 75000 Detroit, Michigan 48275-3446	23,867	18.61%

Comerica Bank, Agent for Edward and Helen Mardigiain Trust P.O. Box 75000 Detroit, Michigan 48275-3446	19,838	15.47%

Gordon E. Moore & Betty I. Moore Woodside, California	11,184	8.72%

Michael Lloyd Dow Trust Charlevoix, Michigan	7,704	6.01%

Independent Registered Public Accounting Firm

The Audit Committee of the Managing General Partners appointed, and the Managing General Partners ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees

The Fund and certain “covered entities” were billed the following amounts by PwC during the Fund’s two most recent fiscal years.

		Billed to	Billed to Covered
	Fiscal Year	the Fund	Entities(1)

Audit Fees	2012	$29,800	None
	2011	$29,300	None
Non-Audit Fees

Audit-Related Fees	2012	$0	None
	2011	$0	None
Tax Fees(2)	2012	$35,000	None
	2011	$68,340	None
All Other Fees	2012	$0	None
	2011	$0	None
Total Non-Audit Fees	2012	$35,000	None
	2011	$68,340	None
Total	2012	$64,800	None
	2011	$97,640	None

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2)	Tax fees include fees billed for reviewing tax returns.

The audit committee of the Board of Managing General Partners has considered whether the provision of non-audit services performed by PwC to the Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. The audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. All of the services provided by PwC were pre-approved by the audit committee pursuant to the audit committee’s pre-approval policies and procedures. The Fund’s pre-approval policies and procedures are included in the Fund’s audit committee charter, which is available at www.invesco.com/us.

Proxy Solicitation Expenses

The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, or personal interview by representatives of the Fund, the Adviser and/or its affiliates. The Fund may also retain Computershare Fund Services, a professional solicitation firm, to assist in proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $2,500.

Partner Proposals

To be considered for presentation at a Partners’ meeting, rules promulgated by the SEC require that, among other things, a Partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2014 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by February 18, 2014. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than May 4, 2014. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund’s Partners should send such proposal to the Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: President.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on August 2, 2013.

This Proxy Statement is available on the Internet at https://www.proxy-direct.com/inv-24689 and will be available through the day of the Meeting.

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy promptly or record your voting instructions by telephone or via the internet. No postage is required if mailed in the United States.

John M. Zerr,
Senior Vice President, Secretary and
Chief Legal Officer

June 18, 2013

EVERY PARTNER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

Please detach at perforation before mailing.

Invesco

INVESCO VAN KAMPEN EXCHANGE FUND (THE "FUND")
PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS (THE "BOARD")
FOR THE ANNUAL MEETING OF PARTNERS TO BE HELD AUGUST 2, 2013

The undersigned holder of units of Invesco Van Kampen Exchange Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Partners on August 2, 2013, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. **IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR ALL" OF THE NOMINEES, "FOR" PROPOSAL 2 AND AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

NOTE: If you vote by telephone or on the internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

____
Signature

______________________________ 2013
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY PARTNER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Invesco Van Kampen Exchange Fund Annual Meeting of Partners to Be Held on August 2, 2013
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24689

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting "FOR" the proposals.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect eight Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.	☐	☐	☐

01 David C. Arch
02 Jerry D. Choate
03 Linda Hutton Heagy
04 R. Craig Kennedy
05 Colin D. Meadows
06 Hugo F. Sonnenschein
07 Suzanne H. Woolsey
08 Wayne W. Whalen

To withhold authority for any individual nominee(s), mark "For All Except" and write the nominee name(s) on the line provided.

____

		FOR	AGAINST	ABSTAIN
2.	To change the Fund's name to "Invesco Exchange Fund".	☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.